UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported): September 21, 2006
                                                   (September 21, 2006)


                           Hughes Communications, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-51784                 13-3871202
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

          11717 Exploration Lane                           20876
           Germantown, Maryland                          (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 428-5500

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

     On September 21, 2006, Hughes Communications, Inc. (the "Company") announced that NASDAQ has approved the Company's common stock listing on the NASDAQ Global Market under the symbol "HUGH." A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release issued by Hughes Communications, Inc. dated
        September 21, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hughes Communications, Inc.


Date:  September 21, 2006                   By:  /s/ Dean A. Manson
                                            ------------------------------------
                                            Name:  Dean A. Manson
                                            Title: Vice President,
                                                   General Counsel and Secretary